unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Unigene and Nordic Bioscience Collaboration

Special Conference Call and Webcast: October 6, 2011 – 11 AM (EST)

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

unigene

Targeted Growth Strategy

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Stage	Programs
Rational Design	**In-licensing**
Lead Optimization	
Preclinical Models	*Annexin Analogs*
	Satiety Peptides
Toxicology	
IND Filing	**Proof-of-Concept**
Phase 1	
Phase 2	*Oral PTH – GSK*
Phase 3	*Oral Calcitonin – Tarsa*
	Partner/Out-license
NDA	
Commercialization	*Fortical® – Upsher-Smith*

- **Proprietary shots on goal**
- **High ROI potential from partnering**

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties

Oral Calcitonin – Novartis

- **Near-term cash from service fees**
- **Licensing milestones and royalties**

The Peptide Development Partner of Choice

- Building a diversified portfolio of partnerships
- Expected 12-18 month lead time for feasibility studies of partners to translate into potential licensing agreements
  - — Multiple feasibility studies underway
  - — Anticipated partnering announcements over next 12 months

Limited potential due to route of administration

Life cycle management

Development stage peptides with questionable commercial viability

unigene

Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Metabolic Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

unigene

Unigene/Nordic JDV Rationale

- Nordic Bioscience is a world renowned drug development company with industry leading biomarker expertise
  - Screened and validated activity of Unigene's metabolic peptides
  - Selected three proprietary calcitonin analogs for development
- High potential opportunity in multiple blockbuster markets
  - Type 2 diabetes, osteoarthritis and osteoporosis
- Further validates Unigene's leading peptide development expertise, drug delivery and recombinant manufacturing technology platforms

Unigene now a fully-fledged biopharmaceutical company

Nordic/Unigene Joint Development Vehicle


unigene
Legal Contract
nordicbioscience
Analogs, Oral Formulation, Recombinant and Clinical Trial Material Manufacturing Services and Relevant Licenses
Preclinical Screening, Toxicology, Ph1/Ph2 Clinical Testing Services and Relevant Licenses
NU-Co Equity (50%)
NU-Co Equity (50%)
NU-Co

Type 2 Diabetes Statistics

- Type 2 diabetes accounts for 90-95% of the incidence of diabetes
- Type 2 diabetes affects 24 million adults and children in U.S.
  - 1 in 10 of the total population
  - estimated that 1 in 3 adults could have Type 2 diabetes by 2050
- Type 2 diabetes associated with:
  - serious heart and blood vessel disease
  - nerve damage (neuropathy)
  - kidney disease (nephropathy)
  - eye, hearing, foot, skin and wound healing problems
  - increased risk of osteoporosis and Alzheimer's disease
- Economic survey conducted in 2007 estimated that the cost of diabetes in the U.S. exceeded $174 billion

Source: American Diabetes Association®; Copyright 1995-2011; http://www.diabetes.org/diabetes-basics/diabetes-statistics/

$25 Billion Blockbuster Market Opportunity

T2D market forecast to increase by CAGR of 6.4% from 2009 to 2016



Type 2 Diabetes Market Forecast
Billions
$40
$35
$30
$25
$20
$15
$10
$5
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Yea

Unigene's Turnaround Scorecard

June 2010	October 2011
Insolvency threatening	Extended cash runway into the 2H 2012
Lacking sustainable/viable strategy	Targeted growth strategy
Lacking BD functionality	BD/Partnering a competence
Tarsa Ph3 ORACAL trial ongoing	Results validate technology platforms
GSK PTH partnership moribund	Revised license agreement executed
Distracting and costly non-core assets	Divested SDBG and China joint venture
UGP281 on hold	UGP281 Ph1 program to begin 1H 2012
Nordic Bioscience developing oral sCT with Emisphere/Novartis	Nordic & Unigene form JDV to develop calcitonin analogs for blockbuster mkts

Near-Term Transformational Catalysts

THERAPEUTICS	H1 2011	H2 2011	H1 2012
gsk *Oral PTH*	Initiate P2 dosing ✔ Complete P2 Enrollment ✔ $4MM Milestone ✔	P2 Top-line Results	Decision to move to P3
TARSA *Oral Calcitonin*	P3 Results ✔	*Awaiting details from Tarsa regarding NDA submission schedule and potential exit transaction*	
unigene *Metabolic disease*			UGP281 for Satiety: File IND Commence Ph1
BIOTECHNOLOGIES			
unigene *Peptelligence™*	Peptide partner feasibility studies ✔	Peptide partner feasibility studies and potential licensing	
NOVARTIS *Oral Calcitonin*		P3 Top-line OP Results	Potential NDA Filing

Near-Term Transformational Catalysts

THERAPEUTICS	H1 2011	H2 2011	H1 2012
gsk Oral PTH	Initiate P2 dosing ✔ Complete P2 Enrollment ✔ $4MM Milestone ✔	P2 Top-line Results	Decision to move to P3
TARSA Oral Calcitonin	P3 Results ✔	*Awaiting details from Tarsa regarding NDA submission schedule and potential exit transaction*	
unigene Metabolic disease		JDV formed with Nordic Bioscience targeting T2D ✔	UGP281 for Satiety: File IND Commence Ph1
BIOTECHNOLOGIES			
unigene Peptelligence™	Peptide partner feasibility studies ✔	Peptide partner feasibility studies and potential licensing	
NOVARTIS Oral Calcitonin		P3 Top-line OP Results	Potential NDA Filing

unigene

unigene

Applied Peptelligence

Ticker: UGNE.OB www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

Unigene and Nordic Bioscience Collaboration

Special Conference Call and Webcast: October 6, 2011 – 11 AM (EST)